UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934  (Amendment No.1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
EVERTEC, Inc.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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(2)Form, Schedule or Registration Statement No.:

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(4)Date Filed:

Explanatory Note

On April 9, 2021, EVERTEC, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related proxy card (the “Proxy Card”) for the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”), to be held virtually on May 27, 2021 at www.virtualshareholdermeeting.com/EVTC2021. This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal 4 that is soliciting a non-binding, advisory vote from Company’s stockholders as of March 29, 2021 (the “Record Date”) on the frequency with which the Company’s stockholders shall have an advisory say-on-pay vote on compensation paid to the Company’s executive officers. Proposal 4 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects that omission. Other than the addition of Proposal 4 to the Proxy Statement, the Proxy Card and the Notice of the Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company’s stockholders for the proposals to be voted on at the Annual Meeting.

This supplement should be read together with the Proxy Statement, which should be read in its entirety. Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement.

2021 PROXY STATEMENT SUPPLEMENT

This Proxy Statement Supplement (the “Supplement”) supplements and amends the Proxy Statement of the Company for the Company’s Annual Meeting to (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company’s stockholders on the frequency with which the Company’s stockholders shall have the advisory say-on-pay vote on compensation paid to our executive officers (“Proposal 4”), and (ii) update the Notice of the Annual Meeting to add the new Proposal 4. This Supplement, the updated Notice of the Annual Meeting attached hereto as Appendix A and a revised proxy card (the “Revised Proxy Card”) attached here as Appendix B are being distributed or made available to stockholders beginning on or about April 14, 2021. This Supplement does not provide all of the information that you should read and consider before voting on all of the proposals that are being presented to stockholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for your consideration before voting. Accordingly, we encourage you to read this Supplement carefully and in its entirety together with the Proxy Statement.

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF THE EXECUTIVE COMPENSATION ADVISORY VOTE

In addition to the advisory vote on executive compensation under Proposal 2 and in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, the Company’s stockholders have the opportunity to, at least once every six years, cast a non-binding advisory vote on how often they believe the advisory vote on executive compensation should be held in the future. Accordingly, stockholders have the option of selecting a frequency of one, two or three years, or abstaining. The following resolution will be submitted for a stockholder vote at the 2021 Annual Meeting:

“RESOLVED, that the stockholders of the Company determine, on an advisory basis, that the frequency with which they shall have an advisory vote on the Company’s executive compensation set forth in the Company’s Proxy Statement is: (i) one (1) year, (ii) two (2) years, or (iii) three (3) years.”

The advisory vote on the frequency of the executive compensation advisory votes requires the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on that matter. The option that receives the highest number of votes will be considered our stockholders’ preferred frequency for the advisory vote on the executive compensation. Abstentions will be treated as not expressing a preference. Broker discretionary voting is not allowed, and broker non-votes will have no effect on the outcome of the vote. The last stockholder vote on the advisory vote of executive compensation was held in 2015, at the Company’s 2015 Annual Meeting of Stockholders, where our stockholders voted that the compensation of our executives be presented to our stockholders for an advisory vote on an annual basis. After thoughtful consideration, the Board believes that holding an advisory vote on executive compensation every year is the most appropriate policy for our stockholders and the Company at this time. Our next vote on the frequency of executive compensation advisory vote will be held no later than the Company’s 2027 annual meeting of stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“ONE (1) YEAR” FOR THE ADVISORY VOTE ON THE FREQUENCY
OF THE EXECUTIVE COMPENSATION ADVISORY VOTE

Voting of Proxies and Revocation of Proxies

Your vote is very important to us. We urge our stockholders of record to vote on all four proposals by submitting a Revised Proxy Card. If no instruction is indicated on your Revised Proxy Card with regard to the matters to be acted upon, the shares of common stock represented thereby will be voted as follows:

1.“FOR” the Election of Director (Proposal 1);
2.“FOR” the Advisory Vote on Executive Compensation (Proposal 2);
3.“FOR” the Ratification of the Appointment of Deloitte & Touch LLP as the Company’s Independent Registered Public Accounting Firm (Proposal 3); and
4.“ONE (1) Year” for the Advisory Vote on the Frequency of the Executive Compensation Advisory Vote (Proposal 4).

Stockholders may also vote with respect to any other business that may be properly brought before the Annual Meeting. The execution of a proxy will in no way affect a stockholder’s right to attend the Annual Meeting virtually and vote. Please note that if you submit a Revised Proxy Card it will revoke and replace any proxy card you have previously submitted. Therefore, it is important to indicate your vote on each proposal on the Revised Proxy Card. If you have already voted and do not submit a Revised Proxy Card, your previously submitted proxy will be voted at the Annual Meeting with respect to Proposals 1, 2 and 3 but will not be counted in determining the outcome of Proposal 4.
If a proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified in the proxy, unless it is properly revoked prior thereto. If you hold shares of common stock in your own name and vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may do this by: (1) signing a Revised Proxy Card with a later date or a notice of revocation and returning it to us prior to the Annual Meeting (please deliver to the Secretary of the Board, located at Road 176, Kilometer 1.3, San Juan, Puerto Rico 00926), (2) voting again by telephone or on the Internet before 11:59 p.m. (ET) on May 26, 2021, or (3) attending the Annual Meeting virtually by accessing www.virtualshareholdermeeting.com/EVTC2021 and casting your vote. If a bank, broker or other nominee holds your shares of common stock, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares evidencing that you were a holder of shares as of the Record Date and present that proxy and proof of identification at the Annual Meeting.

Appendix A

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
EVERTEC, INC.’S 2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
MAY 27, 2021

DATE AND TIME	Thursday, May 27, 2021 at 9:00 a.m. Atlantic Standard Time

VIRTUAL MEETING ACCESS	To access the Annual Meeting, please visit: www.virtualshareholdermeeting.com/EVTC2021

VOTING ITEMS
The Board of Directors of Evertec, Inc. (“Evertec”) recommends you vote FOR all director nominees in Proposal 1, FOR Proposals 2 and 3, and 1 Year in Proposal 4.
1. Election of Directors.
1a. Frank G. D’Angelo
1b. Morgan M. Schuessler, Jr.
1c. Kelly Barrett
1d. Olga Botero
1e. Jorge A. Junquera
1f. Iván Pagán
1g. Aldo J. Polak
1h. Alan H. Schumacher
1i. Brian J. Smith
2. Advisory Vote on Executive Compensation.
3. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm.
4. Advisory Vote on the Frequency of the Executive Compensation Advisory Vote.

RECORD DATE
Close of business on March 29, 2021 (the “Record Date”).

Only stockholders of record as of the Record Date are entitled to notice of, and to vote at the Annual Meeting or at any adjournments or postponements thereof.

You are receiving this communication because you hold shares of Evertec. This is not a ballot. You cannot use this notice to vote your shares. This notice presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view Evertec’s Notice of the 2021 Annual Meeting of Stockholders, Proxy Statement (and Supplement) and Annual Report at www.proxyvote.com, or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

BEFORE YOU VOTE–HOW TO ACCESS THE PROXY MATERIALS

How to View Online
Have the control number printed on the notice card you previously received regarding Evertec’s 2021 Annual Meeting of Stockholders (of which this is a Supplement adding Proposal 4), or on your proxy card, and visit www.proxyvote.com or scan the QR barcode included on that notice.

How to Request or Receive a Paper or Email Copy
If you want to receive a paper or email copy of the proxy materials for this and/or future stockholder meetings, you must make a request. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*If requesting materials by e-mail, please sent a blank e-mail with the control number printed on the notice you previously received regarding the Annual Meeting (of which this is a Supplement adding Proposal 4) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed on or before May 13, 2021 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or e-mail copy.

HOW TO VOTE–PLEASE CHOOSE ONE OF THE FOLLOWING METHODS

Vote Virtually at the Annual Meeting*: Go to www.virtualshareholdermeeting.com/EVTC2021
*Please read the Proxy Statement and Annual Meeting materials for any special requirements for meeting attendance.

Vote by Internet: Go to www.proxyvote.com or from a smart phone scan the QR barcode included on the proxy card or notice you previously received regarding the Annual Meeting (of which this is a Supplement adding Proposal 4). Have the 16-digit control number printed on that proxy card or notice available and follow the instructions.

Vote by Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

Vote by Phone: Call 1-800-690-6903. You will need the 16-digit control number included on the the proxy card or notice you previously received regarding the Annual Meeting (of which this is a Supplement adding Proposal 4).

Appendix B

evertec

EVERTEC, INC.
ROAD 176, KM 1.3
SAN JUAN, PUERTO RICO 00926

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 26, 2021 for shares held directly and by 11:59 P.M. Eastern Time on May 24, 2021 for shares held in the company's incentive plan in Solium. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EVTC2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 26, 2021 for shares held directly and by 11:59 P.M. Eastern Time on May 24, 2021 for shares held in the company's incentive plan in Solium. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D43896-P52341

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

EVERTEC, INC.

	1 Year	2 Years	3 Years	Abstain
4. Advisory Vote on the Frequency of the Executive Compensation Advisory Vote.	☐	☐	☐	☐

NOTE: Please see reverse side for proxy authority regarding uninstructed matters, and such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:
The Notice of the 2021 Annual Meeting of Stockholders, the Proxy Statement and the Annual Report are available at www.proxyvote.com.

D43897-P52341

EVERTEC, INC.
2021 Annual Meeting of Stockholders
May 27, 2021, 9:00 AM (AST)
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Morgan M. Schuessler, Jr. and Joaquín A. Castrillo, or either of them, as proxies, each with the full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of EVERTEC, INC. that the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders to be held at 9:00 AM, Atlantic Standard Time, on Thursday, May 27, 2021, virtually at www.virtualshareholdermeeting.com/EVTC2021, and any adjournment or postponement thereof.

The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Annual Meeting of Stockholders and at any adjournment or postponement thereof. Receipt of the Notice of the 2021 Annual Meeting of Stockholders, the Proxy Statement in connection with such meeting and the Annual Report is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side